SUBSEQUENT EVENTS (Details Narrative) - Subsequent Event [Member]	1 Months Ended
Mar. 23, 2023 USD ($)
Subsequent Event [Line Items]
Annual revenue reduced	$ 5,122,000
Reduction in direct expenses	$ 4,650,000
Subsequent event description	the board of directors approved the purchase of TransportUS, Inc., a California Corporation, with a valuation of approximately $3.72 million, for $3 million. The purchase will be made with restricted common stock only based on market price at the date of closure. Estimated number of shares for purchase is to be 1.5 million. TransportUS Inc. has annual revenues of approximately $4,350,000 with operating net income potential of 10%.